                  AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT
                            AND RELEASE OF ASSIGNMENT

THIS AMENDMENT NO. 1 TO REIMBURSEMENT AGREEMENT (this "Amendment"), dated as of the __ day of September, 1997, relates to that certain Reimbursement Agreement dated as of May 28, 1991 (the "Agreement"), by Penobscot Energy Recovery Company, Limited Partnership, a Maine limited partnership (the "Company"), in favor of Morgan Guaranty Trust Company of New York (the "Bank").

      WHEREAS, the Bank has issued the Letter of Credit in the original stated amount of $6,071,430, which amount has been reduced to the current amount of $3,571,430; and

WHEREAS, The Prudential Insurance Company of America (the "Limited Partner") has heretofore entered into the Contribution Agreement, which the Company has assigned to the Bank to secure repayment of amounts due the Bank under the Agreement pursuant to the Assignment; and

WHEREAS, the Company has asked the Bank to reassign the Contribution Agreement to the Company and to accept in substitution therefor a letter of credit to be issued by Key Bank of New York for the account of KTI, Inc. ("KTI") in the stated amount of $3,571,430, in favor of the Bank, and to amend the Agreement to so provide, and the Bank has agreed to do so, as set forth herein. Terms used herein and defined in the Agreement are used herein as therein defined.

      NOW, THEREFORE, the parties hereto agree as follows:

      Section 1. Amendments. The Agreement is amended as follows:

            1.1 Section 1(a)(i) is amended by adding at the end thereof, the following clause;

provided that, the Company's repayment obligation set forth in this Section 1(a) shall be satisfied upon the drawing by the Bank of a like amount under an irrevocable letter of credit issued by Key Bank of New York in the original stated amount of $3,571,430, for the account of KTI, Inc., in the form of Exhibit C (the "Key Bank Letter of Credit").

            1.2 A new Exhibit C (the form of Key Bank Letter of Credit) is added to the Agreement in the form attached hereto as Exhibit C.

      Section 2. Release, Termination and Reassignment. The Bank hereby releases and terminates the Assignment and reassigns the Contribution Agreement to the Company.

      Section 3. Deadline Drawing. If a Deadline Drawing has been made, the Bank shall hold the proceeds of such Deadline Drawing as collateral for any drawings made on the Letter of Credit from December 1, 1997 until December 31, 1997. The Bank will deposit such proceeds in an interest-bearing money market savings account (the "Pledged Account") established with the


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Bank (or its designated affiliate) in the name of KTI which account is hereby pledged and a security interest granted to the Bank. To the extent a drawing occurs under the Letter of Credit after December 1, 1997, the Bank shall apply funds from the proceeds of the Deadline Drawing as reimbursement for such drawing and all other amounts payable to the Bank under the Reimbursement Agreement. At such time as the Letter of Credit is returned to the Bank for cancellation and all Obligations under the Agreement have been paid or provided for, the Bank shall pay over to KTI all funds and amounts then remaining in the Pledged Account.

      Section 4. Further Assurances. The Bank agrees to execute such releases, terminations, reassignments, financing statement terminations or amendments or such other like documents to effect such release, termination and reassignment as the Company or the Limited Partner may reasonably request.

      Section 5. No Consent or Waiver. Except as expressly provided for herein, this Amendment shall not constitute a consent to any action or transaction or a waiver or modification of any provision, term or condition of any of the Agreement.

      Section 6. Agreement Continues in Effect. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Agreement shall remain in full force and effect except as expressly provided for herein.

      Section 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which counterpart when executed and delivered shall be deemed an original and all of which counterparts, when taken together, shall constitute one and the same Amendment.

      Section 8. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

      Section 9. References to Agreement. From and after the effectiveness of this Amendment any reference to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment.


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      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

                                     PENOBSCOT ENERGY RECOVERY COMPANY,
                                     LIMITED PARTNERSHIP

                                     By:  PERC Management Company Limited
                                          Partnership, A General Partner
                                          thereof

                                          By: PERC, Inc., the General Partner
                                              thereof


                                          By  /s/ Martin J. Sergi
                                              --------------------------------
                                               Its: President


                                     By:  ENERGY NATIONAL, INC.
                                             A General Partner thereof

                                          By: /s/ Franklin D. Wareham
                                              --------------------------------
                                               Its:  Vice President

                                     PERC MANAGEMENT COMPANY LIMITED
                                     PARTNERSHIP

                                     By:  PERC, Inc., the General Partner
                                          thereof

                                          By  /s/ Martin J. Sergi
                                              --------------------------------
                                               Its: President


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                                     ENERGY NATIONAL, INC.


                                     By   /s/ Franklin D. Wareham
                                          -------------------------------
                                          Its: Vice President


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                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                     By  /s/ Maria H. Dell'Aquila
                                         ---------------------------------
                                          Title  Vice President


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KTI, INC. is entering into this Amendment for purposes of granting the security interest in the Pledged Account under Section 3 of this Amendment.

Dated:  September _________, 1997

                                          KTI, INC.


                                          By    /s/ Martin J. Sergi
                                                ------------------------------
                                                Its:  President



Accepted and acknowledged as of this ____ day of September, 1997.



                                          THE PRUDENTIAL INSURANCE
                                          COMPANY OF AMERICA


                                          By    /s/ John Wand
                                                ------------------------------
                                                Its: Vice President


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